SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                            Reported): May 31, 2001


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
            (Exact name of registrant as specified in its charter)

            Delaware                   333-49820              13-3320910
----------------------------          ------------       -------------------
(State or Other Jurisdiction          (Commission         (I.R.S. Employer
        of Incorporation)             File Number)       Identification No.)


                               11 Madison Avenue
                           New York, New York 10010
                   (Address of Principal Executive Offices)
          ----------------------------------------------------------
                                  (Zip Code)

      Registrant's telephone number, including area code (212) 325-2000
                                                         ----- --------


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

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

         5.1      Legality Opinion of Sidley Austin Brown & Wood LLP.

         8.1      Tax Opinion of Sidley Austin Brown & Wood LLP (included in
                  Exhibit 5.1)

         23.1 Consent of Sidley Austin Brown & Wood LLP (included in Exhibits 5.1 and 8.1)

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CREDIT SUISSE FIRST BOSTON MORTGAGE
                                            SECURITIES CORP.


                                               By:  /s/ Kari S. Roberts
                                                    ----------------------
                                                    Name:   Kari Roberts
                                                    Title:  Vice President

Dated:  May 31, 2001

                                 Exhibit Index

Exhibit                                                                Page

5.1      Legality Opinion of Sidley Austin Brown & Wood LLP             5

8.1      Tax Opinion of Sidley Austin Brown & Wood LLP
         (included in Exhibit 5.1)                                      5

23.1     Consent of Sidley Austin Brown & Wood LLP
         (included in Exhibits 5.1 and 8.1)                             5